UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2018

XPERI CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2018, the Company’s stockholders approved the Seventh Amended and Restated 2003 Equity Incentive Plan (the “Restated Plan”), as amended by the First Amendment thereto (the “First Amendment”). The terms of the Restated Plan and the First Amendment are described in the Company’s Definitive Proxy Statement, filed on March 14, 2018, and its Proxy Statement Supplement, filed on April 18, 2018, respectively.

On April 27, 2018, the Company’s stockholders approved the Amended and Restated 2003 Employee Stock Purchase Plan (the “Restated ESPP”). The terms of the Restated ESPP are described in the Company’s Definitive Proxy Statement, filed on March 14, 2018.

The discussion of the terms of the Restated Plan, the First Amendment, and the Restated ESPP is qualified by the text of the Restated Plan, the First Amendment, and the Restated ESPP, which are incorporated by reference as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2018, the Board approved an amendment to the Company’s Amended and Restated Bylaws, as amended, to decrease the size of the Board from eight (8) persons to seven (7) persons, effective immediately prior to the election of directors at the Company’s 2018 Annual Meeting of Stockholders on April 27, 2018.

The preceding discussion of the Company’s amendment to its Amended and Restated Bylaws is qualified by the text of the amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on April 27, 2018 in Westlake Village, California. The results of the matters voted on by the stockholders are set forth immediately below.

Proposal 1

To elect seven (7) members of the Board to hold office until the next annual meeting or until their successors are duly elected and qualified:

Director Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
John Chenault	41,872,507	295,390	76,570	3,629,744
David C. Habiger	40,047,395	2,2120,771	76,301	3,629,744
Richard S. Hill	40,774,039	1,394,631	75,797	3,629,744
Jon Kirchner	42,024,445	144,262	75,760	3,629,744
V. Sue Molina	42,024,849	143,799	75,819	3,629,744
George A. Riedel	41,656,354	512,319	75,794	3,629,744
Christopher A. Seams	41,799,914	368,530	76,023	3,629,744

Proposal 2

To approve the Xperi Corporation Seventh Amended and Restated 2003 Equity Incentive Plan, as amended by the First Amendment thereto:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
39,436,078	2,710,632	97,757	3,629,744

Proposal 3

To approve the Xperi Corporation Amended and Restated 2003 Employee Stock Purchase Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
41,674,098	541,017	29,352	3,629,744

Proposal 4

To hold an advisory vote on executive compensation:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
31,286,445	10,724,423	233,599	3,629,744

Proposal 5

To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accountants of the Company for its year ending December 31, 2018:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
45,233,699	567,530	73,012	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Bylaws, effective as of April 27, 2018

10.1	Seventh Amended and Restated 2003 Equity Incentive Plan (filed as Appendix A to the Registrant’s Definitive Proxy Statement, filed March 14, 2018, and incorporated herein by reference)

10.2	First Amendment to the Seventh Amended and Restated 2003 Equity Incentive Plan (filed as Appendix A to the Registrant’s Supplement to Proxy Statement, filed April 18, 2018, and incorporated herein by reference)

10.3	Amended and Restated 2003 Employee Stock Purchase Plan (filed as Appendix B to the Registrant’s Definitive Proxy Statement, filed March 14, 2018, and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2018	XPERI CORPORATION

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Executive Vice President and Chief Financial Officer